                                                         [BGR II Property Lease]


                            SECOND AMENDMENT TO LEASE


     THIS SECOND AMENDMENT TO LEASE ("Second Amendment") is entered into as of May 9, 1996, by and between BGR ASSOCIATES II, A CALIFORNIA LIMITED PARTNERSHIP ("Lessor"), and CHIRON CORPORATION, a Delaware corporation ("Lessee"), with reference to the following facts:

     A. Lessor and Lessee are parties to that certain Triple Net Lease dated May 26, 1989, entered into by Lessor and Lessee's predecessor, Chiron Corporation, a California corporation, as amended by that certain First Amendment to Lease dated March 15, 1995 (as so amended, the "Lease"). The property covered by the Lease is located in Emeryville, California, and is more particularly described in the Lease.

     B. Lessor, Lessee and certain other parties related to Lessor have entered into that certain Option Agreement dated as of March 15, 1995 (the "Option Agreement"), pursuant to which Lessor has been granted to Lessee the option, subject to the terms and conditions of the Option Agreement, to purchase the property covered by the Lease as well as other property in the vicinity thereof (the "Option"). As provided for in the Option Agreement and the First Amendment to Lease, the Term of the Lease previously was extended from August 15, 1999, through August 14, 2000. Further, as provided for in the Option Agreement, as additional consideration for the grant of said Option, Lessee agreed that if Lessee entered into a Development Agreement (as defined in the Option Agreement), the Term of the Lease would be further extended through December 31, 2003.

     C. Lessee has entered into such a Development Agreement; and Lessor and Lessee are entering into this Second Amendment to evidence the extension of the Term of the Lease as provided for in the Option Agreement.


     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows (capitalized terms used herein but not herein defined shall have the meaning ascribed to them in the Lease):


     1. AMENDMENT OF PARAGRAPH 1.2. Lessor and Lessee hereby agree that the Term of the Lease is hereby extended through December 31, 2003. In furtherance of the foregoing, Lessor and Lessee hereby amend Paragraph 1.2 of the Lease by deleting therefrom the words "Eleven (11) years" (as provided for in the First

Amendment to Lease) at the beginning of said paragraph and substituting therefor the words "Period from the Commencement Date to December 31, 2003."

     2. TERMS OF LEASE. The terms of the Lease for the period from August 15, 2000, through December 31, 2003, shall be the same as the terms of the Lease prior to August 15, 2000, without any adjustment to the base monthly rent for the period from August 15, 2000, through December 31, 2003 (i.e., the base monthly rent in effect as of August 15, 2000, shall remain in effect through December 31, 2003). In addition, the terms of Paragraph 18 of the Lease providing for two (2) extension options of five (5) years each shall remain in effect, with the first extension term, if exercised, commencing on January 1, 2004.

     3. STATUS OF LEASE. Except as amended hereby, the Lease remains unamended; and as amended hereby, the Lease and all the terms and conditions thereof remain in full force and effect.

     4. COUNTERPARTS. This Second Amendment may be executed in multiple counterparts, each of which shall constitute an original hereof, and all of which taken together shall constitute one and the same agreement.


     IN WITNESS WHEREOF, Lessor and Lessee have executed this Second Amendment as of the date first set forth above.


LESSEE:                                 LESSOR:

CHIRON CORPORATION,                     BGR ASSOCIATES II, A CALIFORNIA
a Delaware corporation                  LIMITED PARTNERSHIP


By: /s/ Dennis L. Winger                By:  /s/ Richard K. Robbins
    -------------------------------         ---------------------------------
                                            Richard K. Robbins
Its: Senior Vice President                  Managing General Partner
     ------------------------------
      Finance and Administration


                                        2